                                SAMES CORPORATION

                              AMENDED AND RESTATED

                             1996 STOCK OPTION PLAN

                                   ARTICLE 1.

                     ESTABLISHMENT, OBJECTIVES, AND DURATION

         1.1 ESTABLISHMENT OF THE PLAN. SAMES CORPORATION, a Delaware corporation (formerly known as Binks Sames Corporation) (hereinafter referred to as the "Company"), has previously established an incentive compensation plan known as the Binks Sames Corporation Amended and Restated 1996 Stock Option Plan (hereinafter referred to as the "Plan"), effective as of October 24, 1996 (the "Effective Date").

         The Company now desires to further amend and restate the Plan as provided herein. Subject to approval by the Company's stockholders, the Plan as amended and restated herein shall become effective as of April 25, 2000, and shall remain in effect as provided in Section 1.3 hereof.

         1.2 PURPOSE OF THE PLAN. The purpose of this Plan is to benefit the Company and its subsidiaries and affiliated companies by enabling the Company to offer to certain present and future executives, key personnel, consultants and non-employee directors stock based incentives in the Company, thereby giving them a stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or subsidiaries or affiliated companies.

         1.3. DURATION OF THE PLAN. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after October 24, 2006.

                                   ARTICLE 2.

                                   DEFINITIONS

         Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

         "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options or Incentive Stock Options.

         "AWARD AGREEMENT" means a writing provided by the Company to each Participant setting forth the terms and provisions applicable to Awards granted under this Plan. The Participant's acceptance of the terms of the Award Agreement shall be evidenced by his or her continued employment without written objection before any exercise or payment of the Award. If the Participant objects in writing, the grant of the Award shall be revoked.

         "BENEFICIAL OWNER" or "BENEFICIAL OWNERSHIP" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

         "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

         "CAUSE" shall mean, with respect to termination of a Participant's employment or directorship, the occurrence of any one or more of the following, as determined by the Committee, in the exercise of good faith and reasonable judgment:

         (i) In the case where there is no employment, change in control or similar agreement in effect between the Participant and the Company or a Subsidiary at the time of the grant of the Award, or where there is such an agreement but the agreement does not define "cause" (or similar words) or a "cause" termination would not be permitted under such agreement at that time because other conditions were not satisfied, the termination of an employment or consulting arrangement due to the willful and continued failure or refusal by the Participant to substantially perform assigned duties (other than any such failure resulting from the Participant's Disability), the Participant's dishonesty or theft, the Participant's violation of any obligations or duties under any employee agreement, or the Participant's gross negligence or willful misconduct; or

         (ii) In the case where there is an employment, change in control or similar agreement in effect between the Participant and the Company or a Subsidiary at the time of the grant of the Award that defines "cause" (or similar words) and a "cause" termination would be permitted under such agreement at that time, the termination of an employment or consulting arrangement that is or would be deemed to be for "cause" (or similar words) as defined in such agreement.

No act or failure to act on a Participant's part shall be considered willful unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

         "CHANGE OF CONTROL" of the Company shall mean:

         (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person (an "Acquiror") and as a result of such merger, consolidation or reorganization less than 50% of the outstanding voting securities or other capital interests of the surviving, resulting or acquiring corporation or other legal person are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such merger, consolidation or reorganization, other than by the Acquiror or any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

         (b) The Company sells all or substantially all of its business and/or assets to an Acquiror, of which less than 50% of the outstanding voting securities or other capital interests are owned in the aggregate by the stockholders of the Company, directly or indirectly, immediately prior to such sale, other than by any corporation or other legal person controlling, controlled by or under common control with the Acquiror;

         (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, or other public announcement disclosing that any person or group (as the terms "person" and "group" are used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act and the rules and regulations promulgated thereunder) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange
                  Act) of 15% or more of the issued and outstanding shares of voting securities of Company, other than (i) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any Subsidiary, (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock in the Company, (iii) Burke B. Roche, his spouse or any of their descendants or any spouse of their descendants, William B. Roche, his spouse or any of their descendants or any spouse of their descendants, any trust or other arrangement for the benefit of Burke B. Roche, William
                  B. Roche, the spouse of either of them, or any of their descendants or the spouse of any such descendants (Burke B. Roche, William B. Roche and such other individuals, trusts or other arrangements, collectively, the "Roche Family"), or (iv) any group which includes the Roche Family if a majority of the voting securities of the Company beneficially owned by such group are beneficially owned by the Roche Family; or

         (d) Individuals who are members of the Incumbent Board cease to constitute a majority of the Board of Directors of the Company. For this purpose, "Incumbent Board" means (i) the members of the Board of Directors of the Company on the Effective Date and (ii) any individual who becomes a member of the Board of Directors of the Company after the Effective Date, if such individual's election or nomination for election as a Director was approved by the affirmative vote of the then Incumbent Board.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation thereto.

         "COMMITTEE" means the Committee as specified in Article 3 herein appointed by the Board to administer the Plan with respect to grants of Awards.

         "COMMON STOCK" means the common stock, $1.00 par value per share, of the Company.

         "COMPANY" means Binks Manufacturing Company, a Delaware corporation, as well as any successor to such entity as provided in Article 13 herein.

         "DIRECTOR" means any individual who is a member of the Board of Directors of the Company.

         "DISABILITY" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan. If no long term disability plan is in place with respect to a Participant, then with respect to that Participant, Disability shall have the same meaning ascribed to such term under
Section 22(e)(3) of the Code.

         "EARLY RETIREMENT" means the Participant's termination of employment with the Company and all Subsidiaries (for reasons other than Cause) on or after attaining age 55 having completed five or more years of employment with the Company or Subsidiaries.

         "EFFECTIVE DATE" shall have the meaning ascribed to such term in
Section 1.1 hereof.

         "EMPLOYEE" means any employee of the Company or any Subsidiary, or any consultant who provides services to the Company or any Subsidiary; provided, that for purposes hereof, references to periods of employment or termination of employment shall be deemed, in the case of a consultant, to be references to his or her consulting arrangement with the Company or any Subsidiary. Non-Employee Directors shall not be considered Employees under this Plan unless specifically designated otherwise.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

         "FAIR MARKET VALUE" shall mean, as of any date, the closing sales price of the Common Stock on the American Stock Exchange Composite Tape (as reported in THE WALL STREET JOURNAL, Midwest Edition) on such date (or if the date is not a trading day, on the trading day next preceding the date of exercise).

         "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase Shares granted under Article 6 herein and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

         "NON-EMPLOYEE DIRECTOR" means, as of a given date, an individual who is a Director but who is not an Employee of the Company or any Subsidiary, and since the date of the most recent annual meeting of stockholders at which he or she was elected a Director (or, if he or she was not elected at an annual meeting, the date the individual was first elected to the Board of Directors) has not been an Employee.

         "NONQUALIFIED STOCK OPTION" or "NQSO" means an option to purchase Shares granted under Article 6 herein and which is not intended to meet the requirements of Code Section 422.

         "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 herein.

         "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

         "PARTICIPANT" means an individual who has outstanding an Award granted under the Plan.

         "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a group as defined in Section 13(d) thereof.

         "RETIREMENT" means the Participant's termination of employment with the Company or its Subsidiaries (for reasons other than Cause) on or after the date the Participant attains age 65, or, in the case of Non-Employee Directors, shall mean the termination of his or her directorship (for reasons other than Cause) on or after attaining age 55.

         "SHARES" means shares of Common Stock, $1 par value per share, of the Company.

         "SUBSIDIARY" means any corporation, partnership, joint venture, affiliate, or other entity in which the Company is the direct or indirect beneficial owner of not less than 20% of all issued and outstanding equity interests.

                                   ARTICLE 3.

                                 ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Board, or by the Compensation Committee of the Board, or by any other Committee appointed by the Board. The functions of the Committee may be exercised by the full Board.

         3.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees and consultants who shall participate in the Plan;

determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 11 herein) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate the authority granted to it herein.

         3.3 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

                                   ARTICLE 4.

                  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

         4.1 SHARES AVAILABLE FOR AWARDS. The aggregate number of Shares which may be issued or used for reference purposes under this Plan or with respect to which Awards may be granted shall not exceed 300,000 Shares (subject to adjustment as provided in Section 4.3), which may be either authorized and unissued Shares or Shares held in or acquired for the treasury of the Company. Of the aggregate number of Shares, up to all of such Shares may be issued with respect to Incentive Stock Option Awards. Upon:

         (a) a cancellation, termination, expiration, forfeiture, or lapse for any reason of any Award; or

         (b) payment of an Option Price and/or payment of any taxes arising upon exercise of an Option with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise or issued upon such payout, then the number of Shares underlying any such Award which were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan.

         4.2 INDIVIDUAL PARTICIPANT LIMITATIONS. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares with respect to which Options may be granted in any one fiscal year to a Participant shall be 50,000.

         4.3 ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares available for Awards, the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan and the number of Shares set forth in Sections 4.1 and 4.2, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number.

                                   ARTICLE 5.

                          ELIGIBILITY AND PARTICIPATION

         5.1 ELIGIBILITY. Persons eligible to participate in this Plan include all Employees of the Company and its Subsidiaries, as determined by the Committee, including Employees who are Directors and Employees who reside in countries other than the United States of America. Non-Employee Directors shall also be eligible to receive Awards of Nonqualified Stock Options under the Plan.

         5.2 ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

                                   ARTICLE 6.

                                  STOCK OPTIONS

         6.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to each Option, provided that during any Fiscal Year, no Participant shall be granted Options covering more than 50,000 Shares. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

         6.2 AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or Nonqualified Stock Option.

         6.3 EXERCISE PRICE. Subject to the provisions of this Section 6.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

              (a) NONQUALIFIED STOCK OPTIONS. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than the Fair Market Value of a Share on the Grant Date.

              (b) INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

              (c) SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 6.3(a) and 6.3(b), in the event that the Company or a Subsidiary consummates a transaction described in
                     Section 424(a) of the Code (E.G., the acquisition of property or stock from an unrelated corporation), persons who become Employees on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Section 424(a) of the Code, shall determine the Exercise Price of such substitute Options.

         6.4 EXPIRATION OF OPTIONS. Subject to the provisions of Section 6.8, Options granted pursuant to this Article 6 shall expire in accordance with this
Section 6.4.

              (a)    EXPIRATION DATES. Each Option granted pursuant to this
                     Article 6 shall terminate no later than the first to occur of the following events:

                     (i) The date for termination of the Option set forth in the written Award Agreement; or

                     (ii)   The expiration of ten (10) years from the Grant
                            Date; or

                     (iii) The expiration of one (1) month from the date of the Participant's termination of employment for a reason other than the Participant's death, Disability, Retirement, Early Retirement (under circumstances described in Section 6.4(b) below relating to retirement from the industry) or for Cause; or

                     (iv) The expiration of three (3) years from the date of the Participant's termination of employment by reason of death or Disability; or

                     (v) The date of termination of employment in the event of a termination for Cause.

              (b) EFFECT OF DEATH, DISABILITY, RETIREMENT AND EARLY RETIREMENT. Notwithstanding Section 6.4(a):

                     (i) Upon the death or Disability of the Participant, each Option held by the Participant shall become exercisable in full (without regard to any installment or other vesting provisions thereof) and shall be exercisable thereafter until the first to occur of the dates set forth in Section 6.4(a)(i),
                            (ii) or (iv).

                     (ii) Upon Retirement, each Option held by the Participant shall become exercisable in full (without regard to any installment or other vesting provisions thereof) and shall be exercisable by the Participant until the earlier of the date of termination of the Option set forth in the Award Agreement or the expiration of ten (10) years from the Grant Date of the Option.

                     (iii) Upon Early Retirement, each Option held by a Participant who from such Early Retirement retires and remains retired from the industry (a "sunset arrangement") shall remain outstanding and, to the extent not then exercisable, shall become exercisable in accordance with the installment or other vesting provisions thereof as if the Participant continued as an Employee of the Company or a Subsidiary during such sunset arrangement. The Options, to the extent exercisable at Early Retirement or which become exercisable during the sunset arrangement shall remain exercisable by the Participant until the earlier of the date of termination of the Option set forth in the Award Agreement or the expiration of ten (10) years from the Grant Date. In the event the Participant does not remain so retired in accordance with the sunset arrangement, then the Participant shall be deemed to have terminated employment under circumstances described in Section 6.4(a)(iii) above as of such date he or she fails to be so retired and his or her Options shall terminate on the first to occur of the dates set forth in Section 6.4(a)(i), (ii) or (iii).

                     (iv) In the event of the death of the Participant after his Retirement or Early Retirement, but prior to the expiration of his or her Options, then his or her Options shall be exercisable in full by his or her beneficiaries until the earlier of the date such Options would have expired had the Participant survived until such date or the expiration of three
                            (3) years for the date of the Participant's death.

              (c) COMMITTEE DISCRETION. Subject to the limits of Section 6.4(a) and (b) above, the Committee, in its sole discretion shall provide in each Award Agreement when each Option expires and becomes unexercisable. In the event the Award Agreement does not set forth such provisions, then the Option evidenced thereby shall expire and become unexercisable in accordance with the provisions of Section 6.4(a) and (b) above.

         6.5 EXERCISABILITY OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion and prescribe in the Award Agreement. In the event that the Award Agreement does not set forth times with respect to the exercisability of Options, then each such Option granted to an Employee shall become exercisable on the first anniversary of the Grant Date to the extent of one-fourth (25%) of the Shares which may be purchased under the Option (rounded down to the nearest whole number), and on each of the second, third and fourth anniversary of the Grant Date to the extent of an additional one-fourth (25%) of such Shares. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. Notwithstanding the foregoing, upon a Change in Control, any and all Options granted under this Article 6 shall become immediately exercisable in full.

         6.6 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

         As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

         6.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

         6.8      CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.

              (a) EXERCISABILITY. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000, provided, however, that in the event that acceleration of the exercisability of an Incentive Stock Option would cause such $100,000 limitation to be exceeded, then those Incentive Stock Options up to such $100,000 limitation (determined in the order such Options were granted) shall continue to be Incentive Stock Options and the remainder shall be Nonqualified Stock Options.

              (b) TERMINATION OF EMPLOYMENT. No Incentive Stock Option may be exercised more than three (3) months after the Participant's termination of employment with the Company and all Subsidiaries for any reason other than Disability or death (in which case the Incentive Stock Option may be exercised until the expiration of one (1) year from the date of death or disability), unless (i) the Participant dies during such three-month period, in which case the Incentive Stock Option may be exercised by his or her beneficiaries until the expiration of one (1) year from the date of death (this Section 6.8(b)(i) is not applicable to Awards granted to employees of Sames S.A.), or (ii) the Award Agreement or the Committee permits later exercise, provided that if the Incentive Stock Option is not exercised within such three (3) month or one (1) year periods, whichever is applicable, then such Incentive Stock Option shall become a Nonqualified Stock Option.

              (c) EMPLOYEES ONLY. Incentive Stock Options may be granted only to individuals who are Employees (other than consultants) on the Grant Date.

              (d) EXPIRATION. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its

                     Subsidiaries, the Option may not be exercised after the expiration of five (5) years from the Grant Date.


                                   ARTICLE 7.

                             NON-EMPLOYEE DIRECTORS

         7.1      GRANTING OF OPTIONS.

              (a) INITIAL AWARDS. Each Non-Employee Director who (i) is a Non-Employee Director on the Effective Date of the Plan or
                     (b) first becomes a Non-Employee Director after the Effective Date of the Plan shall be granted a Nonqualified Stock Option to purchase 3,000 Shares. Such Option shall be granted on either the Effective Date of the Plan, or the date such person first becomes a Non-Employee Director, as the case may be.

              (b) ANNUAL AWARDS. Thereafter, for so long as the Non-Employee Director remains such, he or she annually shall be granted an Option for an additional 2,000 Shares. Each such Option shall be granted on the date of each Annual Meeting of Stockholders, commencing with the 1997 Annual Meeting of Stockholders, but only if the Non-Employee Director will continue to serve as a Director after such Annual Meeting.

              (c) OTHER AWARDS. The Board of Directors may in its discretion increase the number of Shares subject to an initial Award or annual Award in recognition of significant additional duties and responsibilities assumed by a Non-Employee Director in connection with his or her service as chairman of the Board of Directors or other positions on the Board of Directors.

              (d) NON-EMPLOYEE DIRECTORS OF SAMES S.A. All Non-Employee Directors of Sames S.A. are excluded from the scope of this
                     Article 7.

         7.2      TERMS OF OPTIONS.

              (a)    OPTION AGREEMENT. Each Option granted pursuant to this
                     Article 7 shall be evidenced by an Award Agreement which shall be executed by the Participant and the Company.

              (b) EXERCISE PRICE. The Exercise Price for the Shares subject to each Option granted pursuant to this Article 7 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

              (c)    EXERCISABILITY. Each initial Award granted pursuant to
                     Section 7.1(a) shall become exercisable on the first anniversary of the Grant Date to the extent of one-fourth (25%) of the Shares which may be purchased under the Option (rounded down to the nearest whole number), and on each of the second, third and fourth anniversary of the Grant Date to the extent of an additional one-fourth (25%) of such Shares. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option. Notwithstanding the foregoing, upon a Change in Control, any and all Options granted under this Article 7 shall become immediately exercisable in full. Each annual Award granted pursuant to Section 7.1(b) shall become exercisable in full on the first anniversary of the Grant Date.

              (d)    EXPIRATION OF OPTIONS. Each Option granted under this
                     Article 7 shall terminate upon the first to occur of the following events:

                     (i)    The expiration of ten (10) years from the Grant
                            Date; or

                     (ii) The expiration of one (1) month from the date of the termination of the Participant's service as a Director for a reason other than death, Disability, Retirement or Cause; or

                     (iii) The expiration of three (3) years from the date of the termination of the Participant's service as a Director by reason of death or Disability; or

                     (iv) The date of termination of the Participant's service as a Director for Cause.

              (e)    EFFECT OF DEATH, DISABILITY OR RETIREMENT.

                     (i) Upon the death or Disability of the Participant, each Option granted under this Article 7 held by the Participant shall become exercisable in full (without regard to any installment or other vesting provisions thereof) and shall be exercisable thereafter until the first to occur of the dates set forth in Section 7.2(d)(i) or (iii).

                     (ii)   Upon Retirement, each Option granted under this
                            Article 7 held by the Participant shall become exercisable in full (without regard to any installment or other vesting provisions thereof) and shall be exercisable by the Participant until the expiration of ten (10) years from the Grant Date of the Option.

                     (iii) In the event of the death of the Participant after his or her Retirement, but prior to the expiration of his or her Options granted under this Article 7, such Options shall be exercisable in full by his or her beneficiaries until the earlier of the date such Options would have expired had the Participant survived until such date or the expiration of three
                            (3) years from the date of the Participant's death.

              (f) OTHER TERMS. All provisions of the Plan not inconsistent with this Article 7 shall apply to Options granted to Non-Employee Directors.

                                     ARTICLE 8.

                             BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. Provided, however, Awards granted to employees of Sames S.A. shall be excluded from this Article 8.

                                   ARTICLE 9.

                                    DEFERRALS

         The Committee may permit a Participant to defer such Participant's receipt of the delivery of Shares that would otherwise be due to such Participant upon the exercise of any Option.

                                   ARTICLE 10.

                             LIMITED TRANSFERABILITY

         The Committee may, in its discretion, authorize all or a portion of the Options (other than Incentive Stock Options) granted to a Participant to be on terms which permit transfer by such Participant to (a) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (b) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (c) a partnership in which such Immediate Family Members are the only partners, provided that (i) there may be no consideration for any such transfer, (ii) the Award Agreement pursuant to which such Options are granted expressly provides for transferability in a manner consistent with this Article 10, and (iii) subsequent transfers of transferred Options shall be prohibited except those in accordance with Article
8. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Article 8 hereof the term "Participant" shall be deemed to refer to the transferee. The provisions of Articles 6 and 7 relating to the period of exercisability and expiration of the Option shall continue to be applied with respect to the original Participant, and the Options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Articles 6 and 7.

                                   ARTICLE 11.

                    AMENDMENT, MODIFICATION, AND TERMINATION

         11.1 AMENDMENT, MODIFICATION, AND TERMINATION. The Board may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; subject to any requirement of stockholder approval imposed by applicable law, rule or regulation.

         11.2 AWARDS PREVIOUSLY GRANTED. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

                                   ARTICLE 12.

                                   WITHHOLDING

         12.1 TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

         12.2 SHARE WITHHOLDING. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which would be imposed on the transaction. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

                                   ARTICLE 13.

                                   SUCCESSORS

         All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect merger, consolidation, purchase of all or substantially all of the business and/or assets of the Company or otherwise.

                                   ARTICLE 14.

                               LEGAL CONSTRUCTION

         14.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         14.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         14.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         14.4 GOVERNING LAW. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   ARTICLE 15.

                       COMMITTEE DISCRETION IN CONNECTION

                        WITH AWARDS TO FOREIGN EMPLOYEES

         Notwithstanding any provision of this Plan to the contrary, with respect to the grant of any Award to an individual employed in a foreign country, the Committee in its sole discretion may provide in the Award Agreement for such Awards terms and provisions as the Committee shall deem necessary or appropriate to enable such Award to comply with applicable foreign law, provided, however, that except for Awards granted pursuant to Section 6.3(c) of the Plan, in no event shall the exercise price of any award be less than Fair Market Value as of the Grant Date.